SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Worldwide Realty Income Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COHEN & STEERS WORLDWIDE REALTY

INCOME FUND, INC.

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 19, 2007

To the Stockholders of

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Cohen & Steers Worldwide Realty Income Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 19, 2007 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 15, 2007:

1. To elect three Directors of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The holders of the Fund’s Taxable Auction Market Preferred Shares have equal voting rights with the holders of the Fund’s common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect Richard J. Norman and Frank K. Ross as Directors and other business that may properly come before the Meeting. The holders of Taxable Auction Market Preferred Shares, voting separately as a class, will vote for the election of one Director, Martin Cohen, who has been designated as representing the holders of the Fund’s Taxable Auction Market Preferred Shares (see “Proposal One: Election of Directors”).

The Directors have fixed the close of business on March 7, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Board of Directors,

JOHN E. MCLEAN

Secretary

New York, New York

March 15, 2007

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund any additional expense of further solicitation, please mail your proxy promptly.

PROXY STATEMENT

i

PROXY STATEMENT

COHEN & STEERS WORLDWIDE REALTY

INCOME FUND, INC.

280 Park Avenue

New York, New York 10017

(212) 832-3232

ANNUAL MEETING OF STOCKHOLDERS

April 19, 2007

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Worldwide Realty Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 19, 2007 at 10:00 a.m. New York City time, and at any adjournments thereof (collectively, the “Meeting”). The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, the Fund’s officers or employees of the Fund’s investment manager may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 15, 2007.

In accordance with the Fund’s by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of each proposal.

The Board of Directors has fixed the close of business on March 7, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of March 7, 2007 consisted of 15,513,949 shares of common stock and 6,120 Taxable Auction Market Preferred Shares, liquidation preference $25,000 per share, each share being entitled to one vote and each fractional share being entitled to a proportional fractional share vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 280 Park Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

The most recent annual report of the Fund, including financial statements, has been previously mailed to stockholders. If you have not received this report or would like to receive an additional copy free of charge, please contact John E. McLean, Secretary of the Fund, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Meeting, three Directors will be elected to serve for a term of three years, and until their successors are duly elected and qualified. The nominees for Director are Martin Cohen, Richard J. Norman and Frank K. Ross, for terms to expire in 2010. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. At the Meeting, the holders of the Fund’s Taxable Auction Market Preferred Shares will have equal voting rights with the holders of the Fund’s common stock (i.e., one vote per share), and will vote together with the holders of the Fund’s common stock as a single class on the election of Messrs. Norman and Ross. The holders of the Fund’s Taxable Auction Market Preferred Shares, voting separately as a class, have the right to elect two Directors of the Fund. The holders of the Fund’s common stock do not have the right to vote with respect to the election of these two Directors, who are Martin Cohen and Willard H. Smith Jr. Mr. Cohen is standing for re-election at the Meeting as his term expires in 2007. The holders of the Preferred Shares, voting separately as a class, will vote for the election of Mr. Cohen. Mr. Smith is not standing for re-election at the Meeting as his term does not expire until 2008. In addition to the Fund, each nominee also currently serves as Director of the nineteen other funds within the Cohen & Steers Fund Complex.

Summary of Voting Rights on Proposal 1

	Common Shareholders	Taxable Auction Market Preferred Shareholders
Richard J. Norman	15,513,949	6,120
Frank K. Ross	15,513,949	6,120
Martin Cohen	N/A	6,120

At the Annual Meeting of Stockholders held on April 27, 2006, the Fund’s stockholders elected the Board of Directors to staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 2007. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund’s stockholders to change the majority of Directors.

The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

Certain information concerning Messrs. Cohen, Norman and Ross and the other members of the Board of Directors, as reported to the Fund, is set forth as follows:

Name, Address and Age*	Position Held with Fund	Principal Occupation(s) During Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Fund)
Disinterested Directors

Bonnie Cohen Age: 64	Director	Private Consultant. Prior thereto, Undersecretary of State, United States Department of State. Board Member of Wellsford Real Properties, Inc.	Since 2001	2008		20

George Grossman Age: 53	Director	Attorney-at-Law.	Since 1993	2009		20

Richard E. Kroon Age: 64	Director	Member of Investment Subcommittee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	Since 2004	2008		20

Richard J. Norman Age: 63	Director	Private Investor. Executive Board of Directors of Maryland Public Television, Board Member of The Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	Since 2001	2010	†	20

Frank K. Ross Age: 63	Director	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	Since 2004	2010	†	20

Willard H. Smith Jr. Age: 70	Director	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	Since 1996	2008		20

(table continued on next page)

Name, Address and Age*	Position Held with Fund	Principal Occupation(s) During Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Fund)
C. Edward Ward, Jr. Age: 60	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listing for the New York Stock Exchange.	Since 2004	2009		20
Interested Directors***
Martin Cohen Age: 58	Director, Co- Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, President of the Advisor.	Since 1991	2010	†	20

Robert H. Steers Age: 54	Director, Co- Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, Chairman of the Advisor.	Since 1991	2009		20

*	The address of each Director is 280 Park Avenue, New York, New York 10017.
**	The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.
***	“Interested person,” as defined in the Investment Company Act of 1940, as amended (the “Act”), of the Fund (“Interested Director”) because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund’s investment manager (the “Advisor”), and its parent company, Cohen & Steers, Inc. (“CNS”).

†	If elected at the Meeting.

The Fund does not have a policy with regard to the Directors’ attendance at annual meetings and none of the Directors attended the Fund’s 2006 annual meeting.

During the Fund’s fiscal period ended December 31, 2006, the Board of Directors met six times. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees for which he or she was a member. The Fund maintains four standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee of the Board of Directors. The Directors serving on each Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Act (the “Independent Directors”), and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The Members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.

The Audit Committee met four times during the fiscal period ended December 31, 2006 and operates pursuant to a written charter adopted by the Board. A current copy of the charter was attached as

(table continued from previous page)

Exhibit A to the Funds proxy statement in 2006. The main function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The Nominating Committee, which met once during the fiscal period ended December 31, 2006 operates pursuant to a written charter adopted by the Board. A current copy of the charter is not available on the Fund’s website, but was attached as Exhibit B to the Fund’s proxy statement in 2006. The main functions of the Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter.

The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment, (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Advisor, (iv) the Fund’s stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

The Contract Review Committee met once during the fiscal period ended December 31, 2006 and operates pursuant to a written charter adopted by the Board in March 2005. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The Governance Committee met once during the fiscal period ended December 31, 2006 and operates pursuant to a written charter adopted by the Board in March 2005. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee and the process for securing insurance coverage for the Board.

Audit Committee Report

The Audit Committee has met with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, to discuss the scope of the audit engagement, review the Fund’s financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission.

March 7, 2007

Submitted by the Audit Committee of the Fund’s Board of Directors

Bonnie Cohen

George Grossman

Richard E. Kroon

Frank K. Ross

*                *                *

As of March 7, 2007, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. To the knowledge of the Fund, no person owned of record or owned beneficially more than 5% of the Fund’s common shares or Taxable Auction Market Preferred Shares outstanding as of that date, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record 15,490,009 common shares equal to approximately 99% of the Fund’s outstanding common shares, and 6,120 Taxable Auction Market Preferred Shares equal to approximately 100% of the Fund’s outstanding Preferred Shares.

On November 30, 2006 Martin Cohen and Robert H. Steers, individually and through their respective family trusts, each sold a total of 1,012,500 shares of CNS at a price of $35.314 per share in a registered public offering. As of March 7, 2007, none of the other Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director.

	Dollar Range of Equity Securities in the Fund as of March 7, 2007	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of March 7, 2007
Robert H. Steers*	none	Over $100,000
Martin Cohen*	none	Over $100,000
Bonnie Cohen	Over $100,000	Over $100,000
George Grossman	none	Over $100,000
Richard E. Kroon	none	$50,001–$100,000
Richard J. Norman	$10,001–$50,000	Over $100,000
Frank K. Ross	none	Over $100,000
Willard H. Smith Jr.	none	Over $100,000
C. Edward Ward, Jr.	$1–$10,000	$50,001–$100,000

*	Interested Directors.

Compensation of Directors and Officers. Directors of the Fund who are not interested persons of the Fund are paid by the Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 2006, such fees and expenses paid by the Fund totaled $49,243.

Additionally, the Audit Committee chairman is paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Fund and of all of the other Cohen & Steers funds, the Contract Review and Governance Committee chairmen are paid $10,000 per year in the aggregate for their work in connection with the Fund and all of the other Cohen & Steers funds and the lead director is paid $50,000 per year in the aggregate for his service as lead director of the Fund and of all of the other Cohen & Steers funds. These additional amounts are not reflected in the table below.

The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended December 31, 2006 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2006. Officers of the Fund, other than the Chief Compliance Officer who receives less than $60,000 from the Fund, and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the twenty funds that each Director served in the Cohen & Steers Fund Complex during 2006. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2006

Name of Person, Position	Aggregate Compensation from Fund	Total Compensation Paid to Directors by Fund Complex
Bonnie Cohen, Director	$6,779	$123,625
Martin Cohen*, Director and Co-Chairman	$0	$0
George Grossman, Director	$6,904	$126,125
Richard E. Kroon, Director	$7,125	$131,125
Richard J. Norman, Director	$6,904	$126,125
Frank K. Ross, Director	$7,179	$131,125
Willard H. Smith Jr., Director	$6,500	$118,625
Robert H. Steers*, Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$6,500	$118,625

*	Interested Director.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Fund, require certain of the Fund’s officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Those persons are required by SEC regulations to furnish the Fund with copies of all filings. To the Fund’s knowledge, all of its officers, directors and holders of more than 10% of its stock complied with all filing requirements under Section 16(a) of the Exchange Act during the fiscal period ended December 31, 2006.

The Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of the Fund vote FOR the election of each nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The members of the Audit Committee, at a meeting held on March 7, 2007, selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund for the fiscal year ending December 31, 2007. Their selection also was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors and who are “independent” as defined in the New York Stock Exchange listing standards, at a meeting held on March 7, 2007. A representative of PricewaterhouseCoopers LLP is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets at least twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and to review the financial statements of the Fund and the results of their examination thereof.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Aggregate fees billed to the Fund for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	2006	2005
Audit Fees	$55,517	$137,500
Audit-Related Fees	34,000	36,000
Tax Fees	13,500	12,975
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the Funds Taxable Auction Market Preferred Shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registered investment company (collectively with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Fund and which were pre-approved by the Audit Committee, were as follows:

	2006	2005
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$65,000	$85,000

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by its principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the Fund’s principal accountant for any Service Affiliate, if the engagement for services relates directly to the operations and financial reporting of the Fund.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the Fund’s principal accountant to the Advisor.

None of the services described above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Fund and for non-audit services rendered to Service Affiliates for the fiscal year ended December 31, 2006 and the fiscal period ended December 31, 2005 were $112,500 and $133,975, respectively.

The Audit Committee considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER AND

THE ADMINISTRATOR

The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as its investment manager and administrator under an investment management agreement dated February 22, 2005 and an administration agreement dated February 22, 2005. Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator for the Fund.

OFFICERS OF THE FUND

The principal officers of the Fund and their principal occupations during the past five years, as reported by them to the Fund, are set forth below. The address of each of the Fund’s officer is 280 Park Avenue, New York, New York 10017.

Robert H. Steers, Co-Chairman of the Board (see Proposal One, “Election of Directors,” at page 4 for biographical information).

Martin Cohen, Co-Chairman (see Proposal One, “Election of Directors,” at page 4 for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 42, joined the Advisor in 1993 and has been the Chief Operating Officer since 2003 and prior to that was a Senior Vice President.

Joseph M. Harvey, Vice President, age 43, joined the Advisor in 1992 and has been President since 2003 and prior to that was a Senior Vice President.

James S. Corl, Vice President, age 40, joined the Advisor in 1997 and has been Executive Vice President since 2004. Prior to that he was Senior Vice President of the Advisor.

William F. Scapell, Vice President, age 40, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was the chief strategist for preferred securities at Merrill Lynch & Co.

David Oakes, Vice President, age 29, joined the Advisor in 2002 and has been Senior Vice President since 2006. Prior to that he was Vice President of the Advisor from 2003 through 2005. Prior to joining the Advisor, he was an associate at Goldman Sachs in the Global Investment Research Department.

John E. McLean, Secretary, age 36, joined the Advisor in 2003 as Vice President and Associate General Counsel and was Chief Compliance Officer of the Fund from 2004 to 2006. Prior to that, he served as Vice President, Law & Regulation at J. & W. Seligman & Co. and as an associate at Battle Fowler LLP.

James Giallanza, Treasurer, age 40, joined the Advisor in 2006 as Senior Vice President. Prior thereto, he was Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006 and was Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Salvatore Rappa, Assistant Secretary, age 36, joined the Advisor in 2004 and has been Senior Vice President since 2006. He had been Vice President from 2004 to 2006. Prior to that, he was a Vice President at BlackRock, Inc. from 2000 to 2004.

Lisa Phelan, Chief Compliance Officer, age 38, joined the Advisor in 2004 and has been Vice President since 2006. Prior to joining the Advisor she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, she served as First Vice President, Risk Management, for Prudential Securities, Inc.

SUBMISSION OF PROPOSALS FOR THE NEXT

ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2008, must be received by the Fund (addressed to Cohen &

Steers Worldwide Realty Income Fund, Inc., 280 Park Avenue, New York, New York 10017) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 16, 2007. Any stockholder who desires to bring a proposal for consideration at the Fund’s 2008 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to Cohen & Steers Worldwide Realty Income Fund, Inc., 280 Park Avenue, New York, New York 10017) during the 30 day period from December 21, 2007 to January 20, 2008.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to the Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

VOTES REQUIRED

The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting, is required to constitute a quorum at the Meeting. The election of the Directors as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund’s shares present at the Meeting. The vote of the holders of a plurality of the Fund’s Taxable Auction Market Preferred Shares is required to elect Messrs. Cohen and Smith, who have been designated as representing the holders of the Fund’s Taxable Auction Market Preferred Shares.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for any other proposals.

By order of the Board of Directors,

JOHN E. MCLEAN
Secretary

March 15, 2007

New York, New York

Ú DETACH PROXY CARD HERE Ú

COHEN & STEERS WORLDWIDE REALTY INCOME FUND
280 Park Avenue New York, New York 10017
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Worldwide Realty Income Fund (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 19, 2007 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☐

Ú DETACH PROXY CARD HERE Ú

Please Sign, Date and Return the Proxy Card Promptly Using	☒
the Enclosed Envelope.	Votes must be indicated (x) in Black or Blue ink.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND
COMMON SHARES
1. Election of Directors. Nominees: (01) Richard J. Norman and (02) Frank K. Ross			2. To transact such other business as may properly come before the meeting.
FOR ALL NOMINEES	☐ ☐	WITHHELD FROM ALL NOMINEES	The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
(Instruction: To withhold authority for an individual nominee, write that nominee’s name on the line provided below.)			Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
*Exceptions

S C A N L I N E

Note: Please be sure to sign and date this proxy.

Date	Share Owner sign here	Co-Owner sign here

Ú DETACH PROXY CARD HERE Ú

COHEN & STEERS WORLDWIDE REALTY INCOME FUND
280 Park Avenue New York, New York 10017
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Auction Market Preferred Shares of Cohen & Steers Worldwide Realty Income Fund (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 19, 2007 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☐

Ú DETACH PROXY CARD HERE Ú

Please Sign, Date and Return the Proxy Card Promptly Using	☒
the Enclosed Envelope.	Votes must be indicated (x) in Black or Blue ink.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND
AUCTION MARKET PREFERRED SHARES
1. Election of Directors. Nominees: (01) Martin Cohen, (02) Richard J. Norman and (03) Frank K. Ross			2. To transact such other business as may properly come before the meeting.
FOR ALL NOMINEES	☐ ☐	WITHHELD FROM ALL NOMINEES	The shares of Auction Market Preferred Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.
(Instruction: To withhold authority for an individual nominee, write that nominee’s name on the line provided below.)			Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
*Exceptions

S C A N L I N E

Note: Please be sure to sign and date this proxy.

Date	Share Owner sign here	Co-Owner sign here